As filed with the Securities and Exchange Commission on April 30, 2026

Registration Nos. 333-25443
and 811-09080

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 32	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 133	X

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Thomas E. Bisset
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2026 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under flexible premium survivorship variable life insurance contracts.

CENTURY II SURVIVORSHIP VARIABLE UNIVERSAL LIFE PROSPECTUS
FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes the Century II Heritage Survivorship Variable Universal Life Insurance Contract (the "Contract), a flexible premium survivorship variable universal life insurance contract offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the end of this Prospectus for your reference as you read.
The Contract is designed to provide insurance protection upon the death of the second of the two Insureds named in the Contract.  The Contract also provides you the opportunity to allocate net premiums and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account ("Variable Account") or to the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Fund").
The prospectuses for the Funds describe these portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  For additional information about the Portfolios see Appendix A - Portfolio Companies Available Under the Contract at the back of this prospectus.  Another choice available for allocation of net premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life's general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.
Additional information about certain investment products, including variable life policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Contract also offers you the flexibility to vary the amount and timing of Premium Payments and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.
You can select from three Coverage Options available under the Contract:
•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the value of the Contract; and
•	Option L: provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.
We also offer a Guaranteed Minimum Death Benefit Option, which guarantees payment of the Specified Amount (less Indebtedness and past due charges) upon the death of the last surviving Insured provided that you meet the Guaranteed Minimum Death Benefit Option requirements.
The Contract provides for a value that you can receive by surrendering the Contract.  If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise the no-fee transfer right.
If you are a new investor, you may cancel your Contract within 10 days of receiving it without paying fees or penalties.  In some states, this cancellation period may be longer.  Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value.  You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
This Prospectus and the Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.
The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks, including the loss of Premium Payments (principal).
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The date of this Prospectus is May 1, 2026.

PROSPECTUS CONTENTS

DEATH BENEFIT	23
AMOUNT OF DEATH PROCEEDS	23
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT	23
COVERAGE OPTIONS	24
CORRIDOR DEATH BENEFIT	24
GUARANTEED MINIMUM DEATH BENEFIT OPTION	24
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT	25

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES AND EXPENSES
CHARGES FOR EARLY WITHDRAWALS	This product does not have a surrender charge.
TRANSACTION CHARGES
You may be charged for certain transactions such as a premium processing charge which covers state and local taxes as well as related administrative expenses when you make a premium payment, a sales charge, a transfer processing fee which applies after six transfers in a Contract Year, and an administrative fee of up to $25.00 for partial surrenders.

Reference Fee Table; and Charges and Deductions.

ONGOING FEES AND EXPENSES (ANNUAL CHARGES)
In addition to surrender transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Contract, any net loan interest charges, and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates.

Investing in the Subaccounts will also bear expenses associated with the Portfolio Companies, as shown in the following table.

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio Company fees and expenses)	0.27%	1.37%
Reference Fee Table; Charges and Deductions; and Appendix A - Portfolio Companies Available Under the Contract.
RISKS
RISK OF LOSS	You can lose money by investing in this Contract, including loss of principal. Reference Principal Risks of Investing in The Contract.
NOT A SHORT-TERM INVESTMENT
The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash.  You may be subject to adverse tax consequences if you surrender the Contract or make a withdrawal.  Withdrawals will also increase the risk of Contract lapse.

Reference Principal Risks of Investing in The Contract.

RISKS ASSOCIATED WITH INVESTMENT OPTIONS
Investment in the Contract is subject to the risk of poor investment performance, which can vary depending on the performance of each of the Subaccounts.  The Subaccounts and the Fixed Account each have their own unique risks.  You should review all of the investment options before making an investment decision.

Reference Principal Risks of Investing in the Contract; and Appendix A - Portfolio Companies Available Under the Contract.

INSURANCE COMPANY RISKS
Investment in the Contract is subject to the risks related to Kansas City Life,  Any obligations, guarantees, and benefits of the Contract, including the Fixed Account investment option, are subject to the claims-paying ability of Kansas City Life.  If Kansas City Life experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of Kansas City Life is available upon request by contacting the Home Office.

Reference General Information About Kansas City Life - Financial Condition of Kansas City Life.

RISKS
CONTRACT LAPSE	If there is insufficient Cash Surrender Value to pay the Monthly Deduction when due, the Contract will lapse (terminate without value) after a 61-day Grace Period. This may occur due to insufficient Premiums, poor investment performance, partial surrenders, unpaid Contract loans and accrued loan interest. The Contract will not lapse if you pay sufficient Premiums during the Grace Period to keep the Contract in force.
If you elected the Guaranteed Minimum Death Benefit Option, we guarantee that the Contract will not lapse as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate if you do not pay sufficient Premiums to maintain the Guaranteed Minimum Death Benefit Option by the end of a 61-day notice period. If the Guaranteed Minimum Death Benefit Option is terminated and there is insufficient Cash Surrender Value to pay the Monthly Deduction when due, the Contract will lapse after a 61-day Grace Period, as described above

If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse and before the Maturity Date.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.

Death Benefits will not be paid if the Contract has lapsed.

Reference Principal Risks of Investing in the Contract; Premium Payments - Premium Payments to Prevent Lapse; Death Benefit - Minimum Guaranteed Death Benefit Option; and Cash Benefits - Reinstatement of Contract.

RESTRICTIONS
INVESTMENTS
The first six transfers during each Contract Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.

We reserve the right to remove or substitute Portfolio Companies as investment options.

Not all Portfolio Companies may be available in all states.

Reference Fee Table; Charges and Deductions - Transfer Processing Fee; Allocations and Transfers - Transfer Privilege; and The Variable Account and the Funds - Addition, Deletion or Substitution of Investments.

OPTIONAL BENEFITS
You may add supplemental and/or rider benefits to your Contract. We will deduct any monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Certain rider benefits may not be available at all issue ages.  All riders may not be available in all states.  We may change or stop offering a supplemental and/or rider benefit at any time before you elect it.

The Guaranteed Minimum Death Benefit Option will terminate if you change the Coverage Option to B or if you increase the Additional Insurance Amount to more than the Specified Amount. Certain rider benefits will terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover the rider charges. The Joint First to Die Term Life Insurance Rider is not available if the Guaranteed Minimum Death Benefit Option was elected.

The maximum loan amount available is the Contract’s Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We charge interest on Contract loans.

Reference Fee Table; Charges and Deductions; Death Benefit - Guaranteed Minimum Death Benefit Option; Optional Riders; and Cash Benefits - Contract Loans.

TAXES
TAX IMPLICATIONS
If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  We encourage you to consult your own tax adviser before making a purchase of the Contract.

There is no additional tax benefit if the Contract is purchased through an individual retirement account (IRA).

Reference Principal Risks of Investing in the Contract; and Tax Considerations.

CONFLICTS OF INTEREST
INVESTMENT PROFESSIONAL COMPENSATION
Commissions are paid to selling firms for the sale of Contracts.  In addition, we may pay an asset-based commission or other amounts in certain circumstances.  All or some of the payments received from Funds under distribution plans pursuant to Rule 12b-1 may be passed on to selling firms.  This conflict of interest may influence your investment professional to recommend this Contract over another investment.

Reference Other Information About the Contracts and Kansas City Life - Sale of the Contracts.

EXCHANGES
Some investment professionals may have a financial incentive to offer you a new contract in place of the contract you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable to purchase the new contract rather than continue to own the existing contract.

Reference The Contract - Replacement of Existing Insurance.

OVERVIEW OF THE CONTRACT
PURPOSE
The Contract is a flexible premium survivorship variable life insurance contract.  As long as it remains in force it provides lifetime insurance protection on the death of the second of the two Insureds.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of net Premiums and a value if the Contract terminates.
PREMIUM PAYMENTS
The death benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate net Premiums.  There is no guaranteed minimum value.  You may choose to elect the Guaranteed Minimum Death Benefit Option.  Under this option we guarantee that we will pay the Specified Amount upon the death of the last surviving Insured (regardless of the Contract's investment performance) as long as you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  If this option is not in effect and the value is not enough to pay charges due, then the Contract will terminate without value after a Grace Period.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE")  If a Contract lapses while loans are outstanding, adverse tax consequences may result.  (See "TAX CONSIDERATIONS")  The Contract also permits loans and partial surrenders, within limits.
For Owners who need death benefit protection, the Contract can also be a helpful financial tool for financial and investment planning. The Contract may not be appropriate if you do not have a long-term investment time horizon. Although Owners have access to their money at any time, it is not intended for people who may need to make frequent withdrawals or access their money within a short time frame, as such withdrawals can reduce the level of death benefit protection.

As a flexible premium life insurance policy, premium payments under the Contract generally can vary as to when they are made and as to amount.

You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 Transfer Processing Fee.  For additional information about each Portfolio Company in which the Subaccounts invest see Appendix A: Portfolio Companies Available Under the Contract at the back of this prospectus.
You may direct net Premium and Contract Value in your Contract to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in a designated Portfolio Company listed in the Appendix to this Prospectus. Additional information about each Portfolio Company is provided in the Appendix to this Prospectus entitled “Portfolio Companies Available Under the Contract.”  You may also direct net Premium and Contract Value to the Fixed Account, where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest but are not obligated to do so.
CONTRACT FEATURES
Death Benefits.  We pay a death benefit to the Beneficiary if the last surviving Insured dies while the Contract is in force and prior to the Contract’s Maturity Date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the last surviving Insured’s death.
•	When you apply for the Contract, you may choose one of three Coverage Options, which will be used to determine the death benefit:
•	Option A–at least equal to the Total Sum Insured on the date of the death of the last surviving Insured.
•	Option B–at least equal to the Total Sum Insured on the date of the death of the last surviving Insured plus Contract Value.
•
Option L–at least equal to the sum of the Total Sum Insured on the date of the death of the last surviving Insured and an amount equal to the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary.  (See "COVERAGE OPTIONS")

•
An optional Guaranteed Minimum Death Benefit is available at issue (restrictions may apply).  If elected, the Guaranteed Minimum Death Benefit Premium requirement must be met to keep the option in effect.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

Cash Benefits
•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 6% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS")

•
Full Surrender.  You may surrender your Contract at any time for its Cash Surrender Value.  If you surrender the Contract, a surrender charge may apply and there may be adverse tax consequences.  (See "TAX CONSIDERATIONS")

•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

Tax Benefits.  While guidance is limited for survivorship contracts, we intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code.  Assuming the Contract satisfies the definition, the death benefit generally should be excludable from the gross income of its recipient.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions.  (See "TAX CONSIDERATIONS")
Supplemental Benefits.  The following supplemental and/or rider benefits are currently available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and additional cost.
•	Contract Split Option Rider
•	Joint First to Die Term Life Insurance Rider
•	Joint Survivorship Four-Year Term Life Insurance Rider
These riders may not be available in all states.  The Company may change or stop offering a supplemental and/or rider benefit at any time before it is elected.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract.  Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Processing Charge	Upon receipt of each Premium Payment	4.85% of each Premium Payment	4.85% of each Premium Payment
Sales Charge[2]	Upon receipt of each Premium Payment during Contract Year [1]	50% of Premium up to Target Premium and 2% of Excess Premium[3]	50% of Premium up to Target Premium and 2% of Excess Premium[3]
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.

2 We deduct a sales charge from each Premium before allocation to the Variable Account and/or the Fixed Account. The amount of the sales charge varies by when we receive the Premium and the amount of Premium paid during that Contract Year, as shown in the table below.  During Contract Years 1-10, we deduct a higher sales charge on the amount up to a Target Premium than we charge on Excess Premiums. The Target Premium is an amount based on Age, sex, and risk class of the Insureds, the Guaranteed Minimum Death Benefit Option, if elected, and level of Specified Amount.

3 Excess Premiums are the portion of total Premiums we receive during a Contract Year that exceeds the Target Premium.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio Company fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[4]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of net amount at risk[5] annually	$0.00 - $358.81 per $1,000 of net amount at risk[5] annually
Charge for a 54 year-old male Preferred Non-Tobacco and a 54 year-old female Preferred Non-Tobacco with a $950,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.01 per $1,000 of net amount at risk[5] annually	$0.01 per $1,000 of net amount at risk[5] annually
Monthly Expense Charge
During all Contract Years	On the Contract Date and on each Monthly Anniversary Day for all Contract Years	$7.50 plus $0.02 per $1,000 of the Total Sum Insured	$7.50 plus $0.02 per $1,000 of the Total Sum Insured
During the first five Contract Years	On the Contract Date and on each Monthly Anniversary Day for the first 5 Contract Years	$12.50	$12.50
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.625% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[6]	At the end of each Contract Year	2% of the amount held in the Loan Account	2% of the amount held in the Loan Account
Optional Rider Charges[7]
Guaranteed Minimum Death Benefit Option	During the first 10 Contract Years	No Charge	No Charge
	On each Monthly Anniversary Day after the first 10 Contract Years	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Contract Split Option Rider	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Joint First to Die Term Life Insurance Rider[4]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $83.33 per $1,000 of rider coverage amount	$0.04 - $56.07 per $1,000 of rider coverage amount
Charge for a 54 year-old male Preferred Non-Tobacco and a 54 year-old female Preferred Non-Tobacco with a $950,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.62 per $1,000 of rider coverage amount for a male, $0.49 per $1,000 of rider coverage amount for a female	$0.27 per $1,000 of rider coverage amount for a male, $0.18 per $1,000 of rider coverage amount for a female

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Joint Survivorship Four-Year Term Life Insurance Rider[4]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of rider coverage amount annually	$0.00 - $589.59 per $1,000 of rider coverage amount annually
Charge for a 54 year-old male Preferred Non-Tobacco and a 54 year-old female Preferred Non-Tobacco with a $950,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.43 per $1,000 of rider coverage amount annually	$0.23 per $1,000 of rider coverage amount annually

4 Cost of insurance charges vary based on the Insureds' Age, sex, number of completed Contract Years, Total Sum Insured, risk class, and other factors.  The charge generally increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.

5 The net amount at risk on a Monthly Anniversary is the difference between the Death Benefit and the Contract Value.

6 The maximum guaranteed net cost of loans is 2% annually.  The maximum guaranteed net cost of a loan is the difference between the maximum rate of interest charged on any loan balance (6%) and the minimum amount credited to the Loan Account (4%).  Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.

7 Charges for this rider vary based on an Insured’s issue or actual ages and may vary based on the Contract Year and the base Specified Amount or net amount at risk. Charges based on risk classes are generally higher for less favorable risk classes, and charges based on actual age may increase as the Insured ages. The rider charge shown in the table may not be typical of the charges you will pay. Your Contract’s specifications page will indicate the rider charges applicable to your Contract and more detailed information concerning these rider charges is available on request from our Home Office.

For information concerning compensation paid in connection with the sale of the Contracts, see "SALE OF THE CONTRACTS."
The next table shows the minimum and maximum total operating expenses charged by any of the Portfolio Companies that you may pay periodically during the time you own the Contract.  Expenses of the Portfolios may be higher or lower in the future.  A complete list of the Portfolio Companies available under the Contract, including annual expenses, may be found in Appendix A to this prospectus.
ANNUAL PORTFOLIO OPERATING EXPENSES8
	Minimum	Maximum
Range of Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.37%

8 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2024.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss.  You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment.  The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge it your Contract is fully surrendered or lapses within the first ten Contract Years for Contracts issued after January 1, 2020, or within the first fifteen Contract Years for Contracts issued before January 1, 2020. There might also be tax consequences.
Investment Risk.  If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate.
Insurance Company Risks.  Any obligations, guarantees and benefits of the Contract, including the Fixed Account Investment Option, are subject to the claims paying ability of Kansas City Life Insurance Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of the Company is available upon request by contacting the Home Office.
Risk of Lapse.  If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and begins the date the Contract Lapses.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.
Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.
Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the Contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See "TAX CONSIDERATIONS")
You should consult a qualified tax adviser for assistance in all Contract-related tax matters.
Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.
Surrender and Partial Surrender Risks.  You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.  A surrender or partial surrender may have tax consequences.  (See "TAX CONSIDERATIONS")

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.
Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate).  (See "RISK OF LAPSE")  A surrender or partial surrender may have tax consequences. (See "TAX CONSIDERATIONS")
Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.
•
Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).

•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the Death Proceeds.
A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See "TAX CONSIDERATIONS")
Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.
Cybersecurity and Business Continuity Risks.  We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyberattacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyberattacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyberattacks or information security breaches in the future. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments, and the recent military conflict between the United States and Iran).
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.

Defined Outcome Funds Risk. Each Invesco V.I. S&P 500 Buffer Fund (the "Fund") seeks, over a specified annual period (called an "Outcome Period"), to provide returns that match those of the S&P 500® Index (the “Index”) up to an upside cap, while providing a buffer against the first 10% of Index losses (prior to taking into account any fees and expenses of the Fund). To receive the full benefit of the 10% buffer protection, Contract Value should be allocated to the Fund prior to the beginning of the Outcome Period and remain allocated to the Fund until the end of the Outcome Period. If Contract Value is allocated after the commencement of the Outcome Period or withdrawn before the end of the Outcome Period, investment returns may vary significantly. You will bear all Index losses exceeding 10%.
The upside cap establishes the maximum percentage return that the Funds can achieve during the Outcome Period (prior to taking into account any fees and expenses of the Fund). During an Outcome Period when the Index is rising, this may limit the return on your investment in an Invesco V.I. S&P 500 Buffer Fund.
The specified outcomes of the Invesco V.I. S&P 500 Buffer Funds may not be achieved. Furthermore, the Invesco V.I. S&P 500 Buffer Funds are not guaranteed and, unlike guarantees, are not backed by Kansas City Life.
For additional risks associated with the Invesco V.I. S&P Buffer Funds see the prospectuses for the Funds.

The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
GENERAL INFORMATION ABOUT KANSAS CITY LIFE
KANSAS CITY LIFE INSURANCE COMPANY
Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 49 states (New York is excluded) and the District of Columbia.  Kansas City Life offers a wide variety of product lines that include universal life, term life, whole life, annuities, and group products.  The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.
FIXED ACCOUNT
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.   Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.
You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE")  Because of those transfer limitations, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.
Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
FINANCIAL CONDITION OF KANSAS CITY LIFE
Benefits payable under the Contract are paid out of your Contract Value allocated to the Variable Account or out of assets of Kansas City Life's general account. Any amounts allocated to the Fixed Account and interest payable thereon and any guarantees that exceed your Contract Value (such as the death benefit) are paid from our general account assets and are subject to our financial strength and claims paying ability.
As an insurance company, we are required by state regulators to hold a specific amount of reserves to meet contractual obligations payable out of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. State regulators also require Kansas City Life to maintain a minimum amount of capital, to act as a cushion in the event it suffers a financial impairment. But there is no guarantee we will always be able to meet our claims paying obligations, and there are risks associated with purchasing any insurance product.
We encourage both existing and prospective Owners to read and understand our financial statements.  Our financial statements. which are prepared in accordance with accounting principles generally accepted in the United States (GAAP), are incorporated into the Statement of Additional Information by reference to the Variable Account’s Form N-VPFS, File No. 811-09080, filed with the SEC on April 28, 2026.  You may obtain a copy of the Statement of Additional Information without charge by sending a written request to Variable Administration, P.O. Box 219364, Kansas City, Missouri 64121-9364 or by calling us at 1-800-616-3670.
Kansas City Life’s financial statements should be considered only as bearing on our ability to meet our obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.
THE VARIABLE ACCOUNT AND THE FUNDS
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts, subject to our claims-paying ability.
THE FUNDS
Each of the Funds is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The name, investment objectives, investment adviser, sub-investment adviser, current expenses and performance of each of the Portfolios are available in Appendix A - Portfolio Companies Available Under the Contract, which is located at the end of this prospectus.
Not all Funds may be available in all states.
See the current prospectus for each Fund as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds and can be accessed online at https://www.kclife.com/prospectus/default.htm.  You can receive a paper copy by submitting a request at the Home Office. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.
We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees.  (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.10% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See "FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES" and "SALE OF THE CONTRACTS")  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. ("Sunset Financial").  These payments decrease the Fund’s investment return.
We make certain payments to Sunset Financial, principal underwriter for the Contracts.  (See "SALE OF THE CONTRACTS")

Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.
You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investments or if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account or for any reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.
Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant or for any other reason, in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.
VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:
•	cause a change in sub‑classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass‑through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.
CHARGES AND DEDUCTIONS
We may realize a profit on any charges and deductions under the Contract.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.
PREMIUM EXPENSE CHARGES
Sales Charge.  We deduct a sales charge from each Premium before allocation to the Variable Account and/or the Fixed Account.  The amount of the sales charge varies by when we receive the Premium and the amount of Premium paid during that Contract Year.  During Contract Years 1-10, we deduct a higher sales charge on the amount up to a Target Premium than we charge on Excess Premiums.  The Target Premium is an amount based on Age, sex, and risk class of the Insureds, the Guaranteed Minimum Death Benefit Option, if elected, and level of Specified Amount.  Excess Premiums are Premiums paid during a Contract Year that exceed the Target Premium.
The following table shows the sales charge applicable to total Premiums paid up to the Target Premium and to total Premiums paid that are Excess Premiums:
Contract Year	Sales Charge as % of Premiums Paid up to Target Premium	Sales Charge % of Excess Premiums Paid
Year 1	50% of Premiums	2% of Premiums
Years 2-5	15% of Premiums	2% of Premiums
Years 6-10	6% of Premiums	2% of Premiums
Years 11-20	2% of Premiums	2% of Premiums
Years 21 +	0%	0%

Here is an example of how we calculate the sales charge:
Assume that the Target Premium specified in a Contract is $1,000.  If Premiums of $1,500 are paid during Contract Year 1, a 50% sales charge applies to $1,000 of the Premiums paid (the amount up to the Target Premium) which equals $500.  A 2% sales charge applies to the Excess Premium of $500, which equals $10.  The total sales charge deducted in Contract Year 1 is $510.  If Premiums of $1,500 are paid in Contract Year 6, a 6% sales charge applies to $1,000 of the Premiums paid which equals $60.  A 2% sales charge applies to the Excess Premium of $500, which equals $10.  The total applicable sales charge in Contract Year 6 is $70.
While this example demonstrates that Premiums paid in later Contract Years may be subject to lower sales charges than Premiums paid during earlier Contract Years, deferring payment of Premiums until later Contract Years may mean that insufficient Premiums are paid to meet the Guaranteed Minimum Death Benefit Option Premium requirement in the early Contract Years (if selected), or may also result in insufficient Premiums being paid for the Cash Surrender Value to cover Monthly Deductions.  In either case, the Contract could lapse.
The sales charge reimburses us for various sales and administrative expenses associated with issuing the Contract.
Premium Processing Charge.  We deduct a 4.85% premium processing charge from each Premium Payment.  This charge reimburses us for a Federal "deferred acquisition" tax on Premiums received, state and local Premium taxes, and for administrative expenses associated with processing Premium Payments.

State premium tax rates vary by state and, if applicable, currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium tax charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and we will be deducted even if we are not subject to a premium or retaliatory tax in your state.
MONTHLY DEDUCTION
We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date.  (See "PREMIUM ALLOCATIONS AND CREDITING")  The Monthly Deduction consists of:
•	monthly expense charges;
•	cost of insurance charges; and
•	any optional benefit and/or rider charges, as described below.
We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.
Monthly Expense Charge.  The monthly expense charge is made up of two parts:
•	a charge of $12.50 per month for the first five Contract Years.
•	a monthly expense charge of $7.50 plus $.02 per $1,000 of Total Sum Insured per month for all Contract Years.
The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account.  Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.
We guarantee that the monthly expense charge will not increase.  Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and will incur the loss.
Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day.  The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, and number of completed Contract Years, Total Sum Insured, risk class, and other factors.  We currently place each Insured in one of the following classes, based on underwriting:
•	Standard Tobacco User;
•	Standard Nontobacco User;
•	Preferred Nontobacco User; and
•	Preferred Tobacco User.
We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.
The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before we deduct the cost of insurance charge).  If you have chosen Coverage Option A for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Total Sum Insured).  (See "DETERMINING THE CONTRACT VALUE" for an explanation of the factors that affect Contract Value.)  If you have chosen Option B or Coverage Option L for your death benefit, the net amount at risk generally remains constant.  For purposes of determining cost of insurance rates, we allocate Contract Value first to Specified Amount and then to the Additional Insurance Amount coverage in the order in which those coverages were issued.  Then we allocate Contract Value to any additional coverage amount applicable under Coverage Option L.

We place the Insureds in risk classes when we approve the Contract, based on our underwriting of the application.  When you request an increase in Additional Insurance Amount, we do additional underwriting before approving the increase to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Total Sum Insured.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Total Sum Insured and the existing risk class will continue to apply to the existing Total Sum Insured.
We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.
Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.
Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco-user standard class are lower than rates for one or both Insureds of the same Age and sex in a tobacco-user standard class.  Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco-user or tobacco-user standard risk class are lower than rates for one or both Insureds of the same Age, sex and tobacco-user class in a substandard risk class.
We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
Guaranteed Minimum Death Benefit Option Charge. There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years.  Beginning in Contract Year 11, the charge is $0.01 per $1,000 on a current basis, and $0.03 per $1,000 on a guaranteed basis.  This charge is based on the Specified Amount and we will deduct it monthly.
Cost of Additional Benefits Provided by Riders.  These charges are part of the Monthly Deduction and vary by the benefit.
•	Contract Split Option Rider. We assess a charge per $1,000 of rider coverage.
•	Joint First to Die Term Life Insurance Rider. We assess a charge per $1,000 of rider coverage amount.
•	Joint Survivorship Four-Year Term Life Insurance Rider. We assess a charge per $1,000 of rider coverage.
DAILY MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The current charge is at an annual rate of 0.625% of net assets.  We guarantee that this rate will never exceed an annual rate of 0.90%.
The mortality risk we assume is that the Insureds may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.  We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free.  We will assess a $25 Transfer Processing Fee for each additional transfer during such Contract Year.  For the purpose of assessing the fee, we will consider each Written Request seeking a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
PARTIAL SURRENDER FEE
We will deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount you request to be surrendered and the charge will be considered part of the partial surrender amount.

NET LOAN INTEREST CHARGE
A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 6% annually of the Loan Balance.  The maximum guaranteed net loan interest charge, which is the difference between the maximum amount charged on any Loan Balance and the minimum amount credited to the Loan Account, will not exceed 2%.  Preferred loans are available beginning in the eleventh Contract Year.  We credit at least 6% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.
FUND EXPENSES
The Funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds.
OTHER TAX CHARGE
We do not currently assess a charge for any taxes other than state and local Premium taxes and Federal DAC taxes incurred as a result of the operations of the Subaccounts.  We have the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.
THE CONTRACT
Effective January 1, 2009, the Contract is no longer offered for sale.
PURCHASING A CONTRACT
The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  These variations are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.
WHO SHOULD PURCHASE A CONTRACT
The Contract is designed to provide long-term insurance benefits on the two Insureds and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be advantageous to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.
APPLYING FOR A CONTRACT
To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application.  As long as the initial Premium payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days.  At the end of the 60 days, the TIA coverage terminates and then we will return the initial Premium to the applicant.
For coverage under the TIA, you must pay an initial Premium payment that is at least equal to two months of minimum initial Premium.  We require only one month of minimum initial Premium for Contracts when you will be making Premium payments under a pre-authorized check payment or combined billing arrangement.  (See "PREMIUMS")
We require satisfactory evidence of both proposed Insureds’ insurability, which may include a medical examination.  The available issue ages are 20 through 85.  Age is determined on the Contract Date based on of each Insured’s Age last birthday.  The minimum Total Sum Insured is $200,000.  Acceptance of an application depends on our underwriting rules and we have the right to reject an application.

OWNERSHIP
As the Owner of the Contract, you may exercise all rights provided under the Contract.  The Insured's are the Owner, unless a different Owner is named in the application.  While at least one of the Insureds is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the last surviving Insured's death by Written Notice satisfactory to us.
CHANGE OF OWNERSHIP
You may change the ownership of this Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.
Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.  (See "TAX CONSIDERATIONS")
DETERMINATION OF CONTRACT DATE
In general, when applications are submitted with the required Premium Payment, the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules as described below.
Contract Date Calculated to be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.
Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)-Premium with Application.
If PAC or CB is requested and the initial Premium is taken with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.
Combined Billing (CB)-No Premium with Application.
If you request CB and do not provide the initial Premium with the application, the Contract Date will be the earlier of the first of the month after the Contract is approved or the date the initial Premium is received.  However, if approval occurs between the first and fifth of the month the Contract Date will be the first of the same month that we approve the Contract.  In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the Contract Date will be the first of the following month.
Government Allotment (GA) and Federal Allotment (FA).
If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.
Conversions
If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid.  If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.
The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.
REPLACEMENT OF EXISTING INSURANCE
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge period.
You should talk to your financial professional or tax adviser about the tax consequences associated with such an exchange, including whether the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.
FREE LOOK RIGHT TO CANCEL CONTRACT
You may cancel your Contract for a refund during your "free-look" period.  The free look period expires on the latest of:
•	10 days after you receive your Contract;
•	45 days after your application for the Contract;
•	10 days after we mail or deliver a cancellation notice.
If you decide to cancel the Contract, you must return it by mail or other delivery method to the Home Office or your registered representative.  The Contract will be deemed void from the beginning immediately after you mail or deliver it for cancellation.  We will refund Premiums paid within seven days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)
PREMIUM PAYMENTS
PREMIUMS
The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we set a Planned Premium Payment.  This amount is only an indication of your preference in paying Premiums.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  We do have requirements regarding the minimum and maximum Premium amounts that you can pay.
We deduct Premium Expense Charges from all Premiums prior to allocating them to your Contract.  (See "CHARGES AND DEDUCTIONS")
Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex, and risk class of the proposed Insureds, the Specified Amount, any optional benefits and riders selected and the Planned Premium Payments you propose to make.  (See "PLANNED PREMIUM PAYMENTS")  Consult your registered representative for information about the initial Premium required for the coverage you desire.
Each Premium after the initial Premium must be at least $25.
Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code.  We will monitor Contracts and will notify you if a Premium Payment exceeds this limit and will cause the Contract to violate the definition of a life insurance contract.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the Premium limitations or you may submit an application to increase the Additional Insurance Amount, subject to our underwriting approval.  If you choose to increase the Additional Insurance Amount and the Insured fails to meet our underwriting requirements for the required increase in coverage, we have the right to refund, with interest, any Premium that we determine is in excess of the guideline premium limit.  (See "TAX CONSIDERATIONS")

Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See "TAX CONSIDERATIONS")
We have the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See "PREMIUM ALLOCATIONS AND CREDITING")
General Premium Information.  You must make Premium Payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium Payment.  (See "CONTRACT LOANS")
If mandated under applicable law, we may be required to reject a Premium payment.  We may also be required to provide additional information about you or your account to government regulators.
Planned Premium Payments.  When applying for a Contract, you may select a plan for paying Premiums.  Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.
You are not required to pay Premium Payments in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium Payment entirely.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE" and "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premium Payments at any time.
Premium Payments Upon an Increase in Additional Insurance Amount.  Depending upon the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional Premium Payment or change the amount of Planned Premium Payments.  (See "INCREASES IN THE ADDITIONAL INSURANCE AMOUNT")
PREMIUM PAYMENTS TO PREVENT LAPSE
If you elect the Guaranteed Minimum Death Benefit Option we guarantee that the Specified Amount will remain in force as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate and the Premiums required to prevent lapse will be determined just as for a Contract without a Guaranteed Minimum Death Benefit Option.  The Guaranteed Minimum Death Benefit Option does not guarantee riders, and any riders will terminate if the Cash Surrender Value of your Contract becomes negative.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
If you did not elect this option or if you do not pay the Premium required to keep the option in effect, your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
For Contracts That Do Not Have the Guaranteed Minimum Death Benefit Option.  On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.  The amount required is enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.
For Contracts That Do Have the Guaranteed Minimum Death Benefit Option.  We will check your Contract on each Monthly Anniversary Day to determine if you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  If you have met the requirement, then we guarantee that the Contract will not lapse.  If you have not met the requirement then you have 61 days to keep the option in force by paying the amount that will satisfy the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice.  Your Contract remains in force during the Grace Period.  If the last surviving Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due.  (See "AMOUNT OF DEATH PROCEEDS")  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See "REINSTATEMENT OF CONTRACT")

ALLOCATIONS AND TRANSFERS
PREMIUM ALLOCATIONS AND CREDITING
In the Contract application, you select how we will allocate Premiums (Premiums less Premium Expense Charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate net Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The change will apply to the Premium Payments received with or after receipt of your notice.
On the Allocation Date, we will allocate the initial net Premium to the Federated Hermes Government Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate the corresponding net Premiums to the Federated Hermes Government Money Fund II Subaccount.
On the Reallocation Date we will allocate the amount in the Federated Hermes Government Money Fund II Subaccount as directed in your application.  (See "DETERMINING THE CONTRACT VALUE")
We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.
We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium Payment.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.
We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.
TRANSFER PRIVILEGE
After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:
•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less);

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.
There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.
We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.

Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.
In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.
Additional No-Fee Transfer Right.  This additional, one-time transfer feature allows you to transfer all or a portion of the Variable Account Value to the Fixed Account and we will make this transfer without applying the transfer-processing fee (even if you have already used the six free transfers for that Contract Year.)  This additional no-fee transfer right applies during the first 24 months of the Contract.
DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Hermes Government Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Hermes Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Hermes Government Money Fund II Subaccount through initial or subsequent Premium Payments or by transferring amounts into the Federated Hermes Government Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.
Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Hermes Government Money Fund II monthly until:
•	we have completed the designated number of transfers;
•	the value of the Federated Hermes Government Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.
Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.  We do not impose a charge for participation in this plan.
PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.
The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.
The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone if you have provided proper authorization.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.
If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.  We do not impose a charge for participation in this plan.
CHANGES IN THE CONTRACT OR BENEFITS
Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:
•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.
We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate amendment to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.
DEATH BENEFIT
As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of death of the last surviving Insured, plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need.  We may also require proof of the death of the Insured who died first and may require return of the Contract.  We will pay Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See "PAYMENT OF PROCEEDS" and "PAYMENT OPTIONS")  We will pay Death Proceeds to the Beneficiary.  (See "SELECTING AND CHANGING THE BENEFICIARY")
AMOUNT OF DEATH PROCEEDS
The Death Proceeds payable upon the death of the last surviving Insured are equal to the following:
•	the greater of (1) the death benefit under the Coverage Option selected (calculated as of the date of the last surviving Insured's death) or (2) the Corridor Death Benefit; plus
•	an amount equal to any benefits provided by any optional benefits or riders; plus
•	any Premiums received after the date of death; less
•	any Indebtedness on that date; less
•	any past due Monthly Deductions if the death occurred during a Grace Period.
Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.
The Guaranteed Minimum Death Benefit Option, if in effect, provides a minimum death benefit.  If all or parts of the Death Proceeds are paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the last surviving Insured's death to the date of payment.
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT
The Total Sum Insured, Specified Amount and the Additional Insurance Amount are set at the time the Contract is issued.  The Specified Amount plus the Additional Insurance Amount equals the Total Sum Insured.  The minimum Total Sum Insured is $200,000.  Within the Total Sum Insured minimum, we also require that the minimum Specified Amount be $100,000 while the minimum Additional Insurance Amount be $10,000.  The maximum amount of initial Additional Insurance Amount coverage is four times the Specified Amount at issue.

You may decrease the Total Sum Insured or increase the Additional Insurance Amount as described below.  The Guaranteed Minimum Death Benefit Option only applies to the Specified Amount and not to the Additional Insurance Amount.  Therefore, even if the Guaranteed Minimum Death Benefit Option is in effect, if the Contract Value is insufficient to pay Monthly Deductions, the Additional Insurance Amount may lapse.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
COVERAGE OPTIONS
When you apply for the Contract you may choose one of three Coverage Options, which will be used to determine the death benefit:
•	Option A: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured.
•	Option B: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured, plus the Contract Value on the date of such death.
•
Option L: death benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary.  If the amount in (2) of the Option L death benefit calculation is less than zero, then the Option L death benefit will be the amount calculated in (1).

You may also change the Coverage Option, as described below.  However, Coverage Option L is only available at issue.  If a Coverage Option is not specified at the time of application, we will contact your representative to find out which Coverage Option you have selected.
CORRIDOR DEATH BENEFIT
The purpose of the Corridor Death Benefit is to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  We calculate the Corridor Death Benefit by multiplying the Contract Value by the appropriate corridor percentage.  The corridor percentages vary by Age, sex, risk class, Specified Amount, Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders.  Please refer to your Contract for further information regarding corridor percentages.
GUARANTEED MINIMUM DEATH BENEFIT OPTION
An optional Guaranteed Minimum Death Benefit Option is available only at issue.  This option is not available if you elect Coverage Option B or if the Joint First to Die Rider is issued.  If you choose this option, it guarantees that we will pay the Specified Amount (less Indebtedness and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, if you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.
The Guaranteed Minimum Death Benefit Option Premium is the amount, which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect.  Your Contract shows the Guaranteed Minimum Death Benefit Premium.  You satisfy the Guaranteed Minimum Death Benefit Option Premium requirement if, on each Monthly Anniversary Day, the cumulative Premiums that you have paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums plus Indebtedness.
"Cumulative Premiums that you have paid" means the amount that is equal to:
•	the sum of all Premiums paid; less
•	the sum of all partial surrenders; with
•
each accumulated at an annual effective interest rate of 4% from the date your Contract is issued to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

"Cumulative Guaranteed Minimum Death Benefit Option Premiums" is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums.  Each such Premium is accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

If you do not meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option is in default.  A 61-day notice period begins on the day we mail the notice that the option is in default and informs you of the amount of Premium required to maintain the Guaranteed Minimum Death Benefit Option.  The Premium amount required to prevent default of the option is equal to:
•	the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness; less
•	the cumulative paid Premium.
The Guaranteed Minimum Death Benefit Option will terminate if you do not pay sufficient Premium by the end of the notice period.
If the Contract contains any Additional Insurance Amount coverage or any optional benefit riders, then we will also test the Contract to ensure that you have funded the Contract at a sufficient level to support the Additional Insurance Amount or other optional riders.  On each Monthly Anniversary Day we will test the Cash Surrender Value to determine if it is sufficient to cover the Monthly Deduction.  If not, a 61-day notice period begins on the day we mail notice of the amount of Premium required to keep the Additional Insurance Amount and/or any optional riders in effect.  The Premium required to keep the Additional Insurance Amount is equal to the amount, which would provide a Cash Surrender Value equal to three Monthly Deductions.  We will remove the Additional Insurance Amount coverage and other optional riders from the Contract if we do not receive the required Premium by the end of the notice period.
We do not charge for this option during the first 10 Contract Years.  Beginning in Contract Year 11 we will apply a monthly charge per $1,000 of Specified Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available for:
•	Coverage Option B Contracts;
•	Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount; or
•	Contracts which include the Joint First to Die Rider.
The Guaranteed Minimum Death Benefit Option will terminate:
•	upon your request;
•	if you change the Coverage Option to B; or
•	if you increase the Additional Insurance Amount to more than the Specified Amount.
You may apply to have the Guaranteed Minimum Death Benefit Option reactivated within two years of termination of such option.  Re-activation requires:
•	Written Notice to restore the option;
•	evidence of insurability of the Insureds satisfactory to us, unless you request re-activation within one year after the beginning of the notice period, and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness exceeds the cumulative paid Premiums on the date of re-activation.
On the Monthly Anniversary Day on which the re-activation takes effect, we will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option charges.  We have the right to deny re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT
You should consider the following factors in determining how to allocate coverage in the form of the Specified Amount or in the form of an Additional Insurance Amount:
•	the Specified Amount cannot be increased after issue, while the Additional Insurance Amount may be increased after issue, subject to application and evidence of insurability;
•
the Additional Insurance Amount does not increase the Target Premium under a Contract. Accordingly, the amount of sales charge paid and the amount of compensation paid to the registered representative may be less if coverage is included as Additional Insurance Amount, rather than as Specified Amount;

•
the Guaranteed Minimum Death Benefit Option covers only the Specified Amount and does not cover the Additional Insurance Amount.  If the Contract Value is insufficient to pay the monthly expenses (including charges for the Additional Insurance Amount) the Additional Insurance Amount and rider coverage will terminate, even though the Specified Amount may stay in effect under the Guaranteed Minimum Death Benefit Option.

Generally, you will incur lower Contract Year charges and have more flexible coverage with respect to the Additional Insurance Amount than with the Specified Amount.  On the other hand, if you wish to take advantage of the Guaranteed Minimum Death Benefit Option, the proportion of the Total Sum Insured that is guaranteed can be increased by taking out a larger part of the coverage as Specified Amount at the time of issue.  The Guaranteed Minimum Death Benefit Option is not available at all if the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount at any time.  In such case, it could be to your advantage to increase the amount of coverage applied for at issue as Specified Amount in order that the Guaranteed Minimum Death Benefit Option will be available.  However, if this guarantee is not important to you, you could choose to maximize the proportion of the Additional Insurance Amount.
CHANGES IN DEATH BENEFIT
EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT
If investment performance is favorable, the amount of the Death Proceeds may increase.  The impact of investment performance will vary depending upon which Coverage Option applies:
•	Under Option A, the Death Proceeds will not usually change for several years to reflect any favorable investment performance and may not change at all;
•	Option B provides a death benefit that varies directly with the investment performance of the Contract Value;
•	Option L provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.
CHANGES IN COVERAGE OPTION
You may change the Coverage Option subject to the following rules:
•	we have the right to require that there be no change in Coverage Option during the first Contract Year;
•	we have the right to allow only one increase in any 12-month period;
•	Coverage Option L is only available at issue;
•	after any change in Coverage Option, we require that the Total Sum Insured be at least $200,000 and the Specified Amount be at least $100,000;
•
the effective date of change will be the Monthly Anniversary Day that coincides with or next follows the date we receive and approve your application. If the Coverage Option is B or L, it may be changed to A.  The Total Sum Insured will not change;

•
if the Coverage Option is A or L, it may be changed to B subject to satisfactory evidence of insurability.  The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000; and

•	if the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.
We have the right to decline any Coverage Option change that we determine would cause the Contract to not qualify as life insurance under applicable tax laws.
Changes in the Coverage Option may have tax consequences.  You should consult a tax adviser before changing the Coverage Option.
INCREASES IN THE ADDITIONAL INSURANCE AMOUNT
You may make increases to the Additional Insurance Amount through either scheduled annual increases requested at issue or unscheduled increases you request.  The maximum Additional Insurance Amount coverage at issue is four times the Specified Amount.  This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.
Scheduled Increases.  Scheduled increases to the Additional Insurance Amount, subject to our approval, may be based on a flat amount annual increase or a percentage annual increase.  Available percentage increases range from 0-25% of the Additional Insurance Amount.  We will base the percentage increase on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs.  Available amounts for a flat amount increase range from 0 - 25% of the Additional Insurance Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.

Unscheduled Increases.  You may request increases to the Additional Insurance Amount other than the annual, scheduled increases available at issue.  We have the right to not allow increases in Additional Insurance Amount during the first Contract Year and to allow only one increase in any 12-month period.  The following requirements apply for an unscheduled increase:
•	you must submit an application for the increase;
•	we may require satisfactory evidence of insurability;
•	any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000;
•	the Insureds' attained Age must be less than the current maximum issue age for the Contracts, as we determine from time to time;
•	a change in Planned Premium Payments may be advisable;
•	the increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or following the date we approve the request for the increase;
•	if the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate.
For both a scheduled or unscheduled increase, if the Cash Surrender Value is at any time insufficient to pay Monthly Deduction for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Increases in the Additional Insurance Amount may have tax consequences.  You should consult a tax adviser before increasing the Additional Insurance Amount.
DECREASES IN TOTAL SUM INSURED
You may request a decrease in the Total Sum Insured.  When you make a decrease in Total Sum Insured, we will first reduce any amount of Additional Insurance Amount remaining.  Then we will reduce the Specified Amount, starting with the latest increase and continuing in the reverse order in which the increases were made.  If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount.  Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured.  (See "PARTIAL SURRENDERS")
We have the right to require that no decreases occur during the first Contract Year and that you make no more than one decrease in any 12-month period.
We have the right to require that the Total Sum Insured after any decrease be at least $200,000 and that the Specified Amount be $100,000.  You must provide Written Notice of your request to decrease your Total Sum Insured.  The effective date of the decrease will be the Monthly Anniversary Day following the date we approve your request.
Decreasing the Total Sum Insured may have the effect of decreasing monthly cost of insurance charges.  However, a decrease will not decrease the Target Premium or Guaranteed Minimum Death Benefit Option Premium.
A decrease in the Total Sum Insured may have adverse tax consequences.  You should consult a tax adviser before decreasing the Total Sum Insured.
SELECTING AND CHANGING THE BENEFICIARY
You select the Beneficiary in your application.  You may change the Beneficiary in accordance with the terms of the Contract.  If you designate a Beneficiary as irrevocable, then you must obtain the Beneficiary’s consent to change the Beneficiary.  The Primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Proceeds.  If both Insureds die and there is no surviving Beneficiary, the Owner will be the Beneficiary.

OPTIONAL RIDERS
In addition to the standard death benefits associated with your contract, other standard and/or optional benefits may also be available to you. the following table summarizes information about those benefits. Information about fees associated with each benefit may be found in the fee table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Contract Split Option Rider	Allows you to split the Contract equally into two individual contracts, one on the life of each Insured	Optional	• Issue ages: 20-75 • This rider will terminate at the older Insured's Age 80
Joint First to Die Term Life Insurance Rider	Covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's Age 100 and while this rider is in force	Optional	• Issue ages: 20-85 • If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract
Joint Survivorship Four-Year Term Life Insurance Rider	Provides four-year level term insurance and expires four years after the effective date of the rider	Optional	• Issue ages: 20-85 • This rider is available at issue only
Guaranteed Minimum Death Benefit Option	Guarantees that we will pay the Specified Amount (less Loan Balance and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, if you meet the Guaranteed Minimum Death Benefit Option Premium requirement	Optional	• Available at issue only
•   Not available if you elect Coverage Option B or with Joint First to Die Rider
•   Does not guarantee any Additional Insurance Amount
•   If Guaranteed Minimum Death Benefit Option Premium requirement is not met after 61-day notice period, the benefit, any Additional Insurance Amount, and other optional benefit riders will terminate
• May be reactivated within two years of termination if conditions are met
Contract Loan	Allows you to borrow from the Contract while the Insured is living using your Contract Value as collateral	Standard	• Maximum loan amount is Cash Surrender Value less loan interest to the next Contract Anniversary • Loans may have adverse tax consequences
Dollar Cost Averaging	Allows you to automatically transfer amounts from the Federated Hermes Government Money Fund II Subaccount to other Subaccounts on a monthly basis	Standard	• Minimum $250 transfer amount each month • Not allowed at the same time as Portfolio Rebalancing
Portfolio Rebalancing	Automatically redistributes the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value on quarterly basis	Standard	• Not allowed at the same time as Dollar Cost Averaging
The following optional riders are available and may be added to your Contract.  We will deduct monthly charges for these optional riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.
Contract Split Option Rider
Issue ages: 20-75
This rider allows you to split the Contract equally into two individual contracts, one on the life of each Insured.  This split option will be offered without evidence of insurability under the condition that you make the request as the result of either:
•	the divorce of the two Insureds; or
•	as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%.
You must also meet specific other conditions in order to qualify.  When you exercise this option, we will terminate the existing Contract.  (In Pennsylvania, this option may not be exercised in the event of divorce.)
The new contracts will be based on the Insureds' Age, sex, and based on the risk class at the time of issue of the original Contract.
This rider will terminate at the older Insured's Age 80.  The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
The tax consequences of a contract split are uncertain.  (See "TAX TREATMENT OF CONTRACT BENEFITS")  A significant unresolved federal tax issue affecting a Contract is whether the issuance of two individual life insurance contracts in exchange for a survivorship life insurance contract will be treated as a nontaxable exchange.  If you are considering a contract split, you should be aware that it is possible that such a contract split may not be treated as a nontaxable exchange, in which case the tax treatment of the Contract could be significantly less favorable than that described in this discussion.  In addition, it is not clear whether two individual contracts received in exchange for a survivorship contract in a Contract split transaction will be classified as Modified Endowment Contracts.  Before proceeding with a contract split, you should consult a competent tax adviser as to the possible tax consequences of such a split.

Joint First to Die Term Life Insurance Rider
Issue ages: 20-85
This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's Age 100 and while this rider is in force.  Coverage amounts may differ between the two Insureds, but the maximum coverage equals the Total Sum Insured and the minimum non-zero coverage equals $10,000.  You may increase (subject to insurability) or decrease the coverage under this rider.  You may also choose at issue a schedule for the coverage to decrease annually.  The scheduled decreases may be based on the percentage of the coverage amount or may be a flat dollar amount.  If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.
Joint Survivorship Four-Year Term Life Insurance Rider
Issue ages: 20-85
This rider provides four-year level term insurance and expires four years after the effective date of the rider.  The term insurance provides a death benefit payable at the death of the last surviving Insured.  The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured.  This rider is available at issue only.
The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
Additional rules and limits apply to these optional riders.  Not all such benefits may be available at any time, and optional benefits or riders in addition to those listed above may be made available.  Please ask your registered representative for further information, or contact the Home Office.
HOW YOUR CONTRACT VALUES VARY
Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  The Contract will be in default and a Grace Period will begin if:
•	the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction on that date (see "PREMIUM PAYMENTS TO PREVENT LAPSE"); and
•	the Guaranteed Minimum Death Benefit Option is not then in effect. (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT
We may credit a bonus to the Contract on each Monthly Anniversary Day beginning on the first Monthly Anniversary Day following the Contract Date.  The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account.  We will pay this bonus at our sole discretion and we do not guarantee it.
DETERMINING THE CONTRACT VALUE
On the Allocation Date, the Contract Value is equal to the initial Premium less the Premium Expense Charges and Monthly Deductions deducted from the Contract Date.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:
•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contract;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.

Subaccount Values.  When you allocate an amount to a Subaccount, either by Premium Payment or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.
The number of Accumulation Units we credited to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:
•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the Partial Surrender Fee) from the Subaccount.
Accumulation Unit Values.  Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.
Net Investment Factor.  The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes and the daily mortality and expense risk charge.
Fixed Account Value.  On any Valuation Day, the Fixed Account Value of a Contract is the total of:
•	all Premiums allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
•	the amount of any partial surrenders (including the Partial Surrender Fee) taken from the Fixed Account; less
•	the pro rata portion of the Monthly Deduction deducted from the Fixed Account.
Loan Account Value.  On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:
•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.
CASH SURRENDER VALUE
The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  (See "SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE")  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE")  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any Indebtedness.
CASH BENEFITS
CONTRACT LOANS
You may borrow from your Contract (prior to the death of the 2nd Insured) at any time by submitting a Written Request.  You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date we approve your Written Request.  We will generally send loan Proceeds to you within seven calendar days.  (See "PAYMENT OF PROCEEDS")

Interest.  We will charge interest on any Indebtedness at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the amount of the interest to the loan and it becomes part of the Indebtedness.
Loan Collateral.  When you take a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You may specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total unloaned Contract Value on the date you make the loan.  On each Contract Anniversary we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.
We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.
Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan is available called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value fewer Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.
Loan Repayment.  You may repay all or part of your Indebtedness at any time while at least one Insured is living and the Contract is in force.  We reserve the right to require that each loan repayment be at least $10.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Sales charges and premium processing charges do not apply to loan repayments, unlike Unscheduled Premium Payments.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.
Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise that a Contract may lapse.
Contract Loans may have tax consequences.  In particular, if your Contract is a "modified endowment contract," Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see "TAX CONSIDERATIONS."  You should consult a tax adviser before taking out a Contract Loan.
We will deduct Indebtedness from any Death Proceeds.  (See "AMOUNT OF DEATH PROCEEDS")
Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination of coverage under the Contract.  The notice will specify the amount that must be repaid to prevent termination.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE")
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE
You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See "PAYMENT OPTIONS")  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to reinstate it later.  Surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that Contract Anniversary, less any Contract loans or partial surrenders made on or after such Contract Anniversary.)

PARTIAL SURRENDERS
You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request or make your request by telephone if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300 or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See "PARTIAL SURRENDER FEE")  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount").  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.
When you request a partial surrender, you can direct how we deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
If Coverage Option A or L is in effect, we will reduce the Contract Value by the partial surrender amount (including the partial surrender fee).  We will reduce the Total Sum Insured by the partial surrender amount minus the excess, if any, of the death benefit (including the partial surrender fee) over the Total Sum Insured at the time you make the partial surrender.  If the partial surrender amount (including the partial surrender fee) is less than the excess of the death benefit over the Total Sum Insured, we will not reduce the Total Sum Insured.  If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount (including the partial surrender fee).
We have the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under our then-current rules.
We will process partial surrender requests as of the date we receive your Written Request or request by telephone.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")
PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable. Payment options are available for use with various types of Proceeds, such as surrender or death. We summarize these payment options below. All of these options are forms of fixed benefit annuities, which do not vary, with the investment performance of a separate account.
You may apply Proceeds of $2,000 (this minimum may not apply in some states) or more which are payable under this Contract to any of the following options:
Option 1: Interest Payments. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually. You may withdraw the Proceeds and any unpaid interest in full at any time.
Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid. We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

Option 3: Installments For a Specified Period. We pay Proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.
Option 4: Life Income. We will pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period. One form of minimum guaranteed payment period is the installment refund option, under which we will make payments until the total income payments received equal the Proceeds applied.
Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.
Minimum Amounts. We have the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.
Choice of Options You may choose an option by Written Notice during the Insureds' lifetimes.  If a payment option is not in effect at the last surviving Insured’s death, the Beneficiary may make a choice.
Even if the death benefit under the Contract is excludable from income, payments under payment options may not be excludable in full.  This is because earnings on the death benefit after the last surviving Insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.
If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.
PAYMENT OF PROCEEDS
We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
We determine the amount of the Death Proceeds as of the date of the last surviving Insured's death.  But, we determine the amount of all other Proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:
•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.
In addition, if, pursuant to SEC rules, the Federated Hermes Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Hermes Government Money Fund II Subaccount until the Fund is liquidated.
If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.
If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.
Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay Death Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual;
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
REINSTATEMENT OF CONTRACT
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  This reinstatement must meet certain conditions. In order to reinstate, we must receive satisfactory evidence of insurability of the Insured, payment of the premium amount which would have been sufficient to keep the Contract from lapsing with 6% interest from the date of lapse, plus payment of three-monthly deductions.
TAX CONSIDERATIONS
INTRODUCTION
The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
TAX STATUS OF THE CONTRACT
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to Contracts insuring the lives of two or more individuals is limited. Nevertheless, we believe it is reasonable to conclude that the Contracts should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.
In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.
TAX TREATMENT OF CONTRACT BENEFITS
In General. We believe that the death benefit under a Contract should be excludable from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."
Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," ("MECs"), with less favorable tax treatment than other life insurance contracts.  Due to the flexibility of the Contracts as to Premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a MEC.  In general a Contract will be classified as a MEC if the amount of Premiums paid into the Contract causes the Contract to fail the "7-Pay Test."  A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid in the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.  In addition, a Contract received in a tax-free exchange for another life insurance contract that was a Modified Endowment Contract will also be classified as a Modified Endowment Contract.
If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial surrender, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a "material change" in the Contract’s benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract.  A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a MEC, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult a tax advisor to determine whether a Contract transaction will cause the Contract to be classified as a MEC.
Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:
•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract may be taxed in this manner.  This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions (Other Than Death Benefits) from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Contract Owner’s investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax advisor about such loans.
Finally, neither distributions nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.
Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.
Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Multiple Contracts.  All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.
Continuation of Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the younger insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the younger insured’s 100th year.
Business Uses of Contract.  Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.
Employer-owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract.  It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Non-Individual Owners and Business Beneficiaries of Contracts.  If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.
Contract Split Option.  The Contract split option rider permits a Contract to split into two individual Contracts.  It is not clear whether exercising the Contract split rider will be treated as a taxable transaction or whether the individual Contracts that result would be classified as Modified Endowment Contracts.  A tax advisor should be consulted before exercising the Contract Split Option.

Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially effects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 (the "Act"), prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations.  Prospective owners that are corporations should consult a tax advisor about the treatment of the Contract under the Treasury Regulations applicable to corporate tax shelters.
Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Contract.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner’s estate upon the Owner’s death.  The Contract would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.
Accelerated Death Benefit.  The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit/Living Benefits Rider are unclear.  A tax adviser should be consulted about the tax consequences of adding this rider to a Contract or requesting payment under the rider.
Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.
OUR INCOME TAXES
Under current Federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE
SALE OF THE CONTRACTS
We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial will enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.  We pay commissions to selling firms for the sale of the Contracts by registered representatives as well as selling firms.  The maximum commissions payable for sales are:  120% of Premiums up to one target Premium and 3% of Premiums above that amount paid in the first Contract Year; 3% of target Premium in Contract Years 2 through 7; and 0% of target Premium paid in Contract Years thereafter.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above.  Additional amounts may be paid in certain circumstances.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.
We and/or Sunset Financial may pay certain selling firms additional amounts for:  (1) “preferred product” treatment of the Contracts in their marketing programs, which may include marketing services and increased access to their registered representatives; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; and (4) other sales expenses incurred by them.  We and/or Sunset Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including the Contract).   These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
Under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  deferred compensation and insurance benefits of registered persons of Sunset Financial; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Because they are also appointed insurance agents of Kansas City Life, some registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Hermes Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.
Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.
In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.
We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.
Request can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.
COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.

LITIGATION
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.
Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, is not likely to have a material adverse effect on the Variable Account, the ability of Sunset Financial to perform its obligations under the Distribution Agreement, or the ability of the Company to meet its obligations under the Contract.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
FINANCIAL STATEMENTS

Kansas City Life's financial statements and the financial statements for the Variable Account are incorporated into the Statement of Additional Information by reference to the Variable Account’s Form N-VPFS, File No. 811-09080, filed with the SEC on April 28, 2026.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.
UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare a life contract to be abandoned after a period of inactivity of three to five years from its limiting age or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.

DEFINITIONS
Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Additional Insurance Amount
The amount of insurance coverage under the Contract, which is not part of the Specified Amount. The Guaranteed Minimum Death Benefit Option, if elected, does not guarantee the Additional Insurance Amount.

Age	The Age of each Insured on their last birthday as of each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply the initial Premium to your Contract. We allocate this Premium to the Federated Hermes Government Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you have designated to receive any Proceeds payable at the death of the last surviving Insured.

Cash Surrender Value	The Contract Value less any Contract Indebtedness.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value, which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Corridor Death Benefit
A death benefit under the Contract designed to ensure that in certain situations the Contract will not be disqualified as a life insurance contract under section 7702 of the Internal Revenue Code, as amended. The Corridor Death Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.

Coverage Options	Death benefit options available which affect the calculation of the death benefit. Three Coverage Options (A, B or L) are available.

Death Proceeds	The amount of Proceeds payable upon the death of the last surviving Insured.

Excess Premium	The portion of total Premiums we receive during any Contract Year that exceeds the Target Premium.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Minimum Death Benefit Option
An optional benefit, available only at issue of the Contract. If elected, it guarantees payment of the Specified Amount less the Indebtedness and any past due charges upon the death of the last surviving Insured, provided you meet the Guaranteed Minimum Death Benefit Option Premium requirement.

Guaranteed Minimum Death Benefit Option Premium	The amount we require to guarantee that the Guaranteed Minimum Death Benefit Option remains in effect.

Home Office
When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Indebtedness	The sum of all outstanding Contract loans plus accrued interest.

Insureds	The two persons whose lives we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Minimum Premium	The amount we require in the first Contract Year to issue the Contract.

Monthly Anniversary Day	The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable Guaranteed Minimum Death Benefit Option charge, and any charges for supplemental and/or rider benefits. We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You	The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments
The amount and frequency of Premium Payments you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premium Payments.

Premium Expense Charges	The amounts we deduct from each Premium Payment which include the sales charge and the premium processing charge.

Premium(s)/Premium Payment(s)	The amount you pay to purchase the Contract. It includes both Planned Premium Payments and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date as of which the Contract Value we initially allocated to the Federated Hermes Government Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account. We allocate the Contract Value based on the premium allocation percentages you specify in the application. The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The Total Sum Insured less any Additional Insurance Amount provided under the Contract.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Target Premium	This amount is segregated from Excess Premium for the purpose of calculating certain charges. We show the annual Target Premium in the Contract.

Total Sum Insured	The sum of the Specified Amount and any Additional Insurance Amount provided under the Contract. This amount does not include any additional benefits provided by riders.

Unscheduled Premium	Any Premium other than a Planned Premium Payment.

Valuation Day
Each day on which both the New York Stock Exchange and Kansas City Life are open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day. Currently, the close of normal trading is at 3 p.m. Central Time.  The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

APPENDIX A – PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT

The following is a list of Portfolio Companies available under the Contract.  More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://www.kclife.com/prospectus/default.htm.  You can also request this information at no cost by calling us at (800)-616-3670 or by sending an email request to statecompliance@kclife.com.
The current expenses and performance information below reflects the fees and expenses of the Portfolio Companies but do not reflect the other fees and charges that the Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included.  Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2025)
			1 year	5 year	10 year
Capital growth	AIM Variable Insurance Funds Invesco V.I. American Franchise Fund – Series I Shares (Adviser: Invesco Advisers, Inc.).	0.85%	11.67%	10.35%	14.87%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Core Equity Fund – Series I Shares (Adviser: Invesco Advisers, Inc.).	0.80%	16.17%	12.81%	11.73%
Long-term growth of capital by investing in health care companies	AIM Variable Insurance Funds Invesco V.I. Health Care Fund - Series I Shares (Adviser: Invesco Advisers, Inc.)	0.98%	15.33%	3.80%	6.58%
The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Index”) up to an upside cap (maximum percentage return), while providing a buffer against the first 10% of Index losses (prior to taking into account any fees and expenses of the Fund)[i]i	AIM Variable Insurance Funds Invesco V.I. S&P 500 Buffer Fund - December - Series I Shares (Adviser: Invesco Advisers, Inc.)	0.70%[i]	13.81%	-	-
The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Index”) up to an upside cap (maximum percentage return), while providing a buffer against the first 10% of Index losses (prior to taking into account any fees and expenses of the Fund)[i]i	AIM Variable Insurance Funds Invesco V.I. S&P 500 Buffer Fund - June - Series I Shares (Adviser: Invesco Advisers, Inc.)	0.70%[i]	13.65%	-	-
The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Index”) up to an upside cap (maximum percentage return), while providing a buffer against the first 10% of Index losses (prior to taking into account any fees and expenses of the Fund)[i]i	AIM Variable Insurance Funds Invesco V.I. S&P 500 Buffer Fund - March - Series I Shares (Adviser: Invesco Advisers, Inc.)	0.70%[i]	7.64%	-	-

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2025)
			1 year	5 year	10 year
The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Index”) up to an upside cap (maximum percentage return), while providing a buffer against the first 10% of Index losses (prior to taking into account any fees and expenses of the Fund) ii	AIM Variable Insurance Funds Invesco V.I. S&P 500 Buffer Fund - September - Series I Shares (Adviser: Invesco Advisers, Inc.)	0.70% [i]	12.78%	-	-
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Technology Fund – Series I Shares (Adviser: Invesco Advisers, Inc.).	0.96%	20.47%	10.30%	15.78%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term	American Funds Insurance Series® Asset Allocation Fund – Class 2 Shares (Adviser: Capital Research and Management CompanySM).	0.54%	15.85%	8.97%	9.77%
Provide a level of current income that exceeds the average yield on U.S. stocks generally and provide a growing stream of income over the years. Providing growth of capital is a secondary objective	American Funds Insurance Series® Capital Income Builder® – Class 2 Shares (Adviser: Capital Research and Management CompanySM).	0.52% [i]	20.41%	9.08%	7.59%
Provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	American Funds Insurance Series® Capital World Bond Fund® – Class 2 Shares (Adviser: Capital Research and Management CompanySM).	0.73%	9.39%	-2.50%	1.23%
Long-term growth of capital	American Funds Insurance Series® Global Growth Fund – Class 2 Shares (Adviser: Capital Research and Management CompanySM).	0.65% [i]	21.62%	8.23%	12.17%
Achieve long-term growth of capital and income	American Funds Insurance Series® Growth-Income Fund – Class 2 Shares (Adviser: Capital Research and Management CompanySM).	0.53%	18.06%	13.90%	13.92%
Long-term capital appreciation	American Funds Insurance Series® New World Fund® – Class 2 Shares (Adviser: Capital Research and Management CompanySM).	0.82% [i]	28.29%	5.33%	9.25%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2025)
			1 year	5 year	10 year
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Asset Allocation Fund – Class P2 Shares (Adviser: Capital Research and Management Company; Subadvisor: Milliman Financial Risk Management LLC).	0.90%	11.67%	6.43%	7.17%
Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing, while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Washington Mutual Investors FundSM – Class P2 Shares (Adviser: Capital Research and Management Company; Subadvisor: Milliman Financial Risk Management LLC).	0.88%	10.65%	8.04%	7.18%
Growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth Fund – Class P2 Shares (Adviser: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.93%	13.41%	7.96%	11.74%
Achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth-Income Fund – Class P2 Shares (Adviser: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.88%	11.17%	7.70%	8.98%
Provide long-term growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk EUPAC Fund – Class P2 Shares (Formerly American Funds Insurance Series® Managed Risk Funds, Managed Risk International Fund – Class P2 Shares) (Adviser: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	1.06% [i]	15.09%	-0.29%	2.90%
The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Variable Investment Fund Appreciation Portfolio – Initial Shares (Adviser: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Fayez Sarofim Co., LLC (Sarofim & Co.)).	0.85%	10.07%	9.37%	12.92%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2025)
			1 year	5 year	10 year
The fund seeks capital growth.	BNY Mellon Variable Investment Fund Small Cap Portfolio – Initial Shares (Formerly BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio – Initial Shares) (Adviser: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Newton Investment Management North America, LLC)	0.83%	10.99%	4.26%	7.83%
The fund seeks to match the total return of the S&P 500® Index.	BNY Mellon Stock Index Fund, Inc. – Initial Shares (Adviser: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Mellon Investments Corporation)	0.27%	17.53%	14.11%	14.52%
The fund seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (Adviser: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Newton Investment Management Limited).	0.66%	15.97%	11.93%	13.56%
High long-term total return through growth and current income	Calamos® Advisors Trust, Calamos Growth and Income Portfolio (Adviser: Calamos Advisors LLC).	1.27%	17.40%	10.90%	11.72%
Growth of capital	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2) (Adviser: Columbia Management Investment Advisers, LLC.).	1.07% [i]	14.86%	7.26%	11.89%
Long-term capital appreciation	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Adviser: Columbia Management Investment Advisers, LLC.).	1.20% [i]	34.37%	18.42%	22.70%
Long-term capital growth	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (Adviser: Columbia Management Investment Advisers, LLC.).	1.10% [i]	6.30%	8.66%	7.97%
Achieve high current income and moderate capital appreciation	Federated Hermes Insurance Series Federated Hermes Managed Volatility Fund II – P (Adviser: Federated Hermes Global Investment Management Corp.; Sub-Adviser: Federated Hermes Investment Management Company).	0.97% [i]	7.03%	6.56%	6.85%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2025)
			1 year	5 year	10 year
Seek high current income	Federated Hermes Insurance Series Federated Hermes High Income Bond Fund II – P (Adviser: Federated Hermes Investment Management Company).	0.81% [i]	8.23%	3.70%	5.59%
Provide current income consistent with stability of principal and liquidity	Federated Hermes Insurance Series Federated Hermes Government Money Fund II – S (Adviser: Federated Hermes Investment Management Company).	0.63% [i]	3.73%	2.80%	1.73%
Long-term capital appreciation	Fidelity® Variable Insurance Products Contrafund® Portfolio – Service Class 2 (Adviser: Fidelity Management & Research Company (FMR); Sub-Advisors: FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).	0.79%	21.24%	15.08%	15.49%
High total return (Principal preservation is a secondary objective)	Fidelity® Variable Insurance Products Freedom Retirement Portfolio – Service Class 2 (Formerly Fidelity® Variable Insurance Products Freedom Income Portfolio – Service Class 2) (Adviser: FMR Co., Inc. (FMRC)).	0.61%	9.31%	2.08%	4.17%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2010 Portfolio – Service Class 2 (Adviser: FMR Co., Inc. (FMRC)).	0.63%	10.26%	2.89%	5.46%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2015 Portfolio – Service Class 2 (Adviser: FMR Co., Inc. (FMRC)).	0.66%	11.66%	3.73%	6.33%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2020 Portfolio – Service Class 2 (Adviser: FMR Co., Inc. (FMRC)).	0.69%	12.99%	4.57%	7.11%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2025 Portfolio – Service Class 2 (Adviser: FMR Co., Inc. (FMRC)).	0.71%	14.23%	5.25%	7.75%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2030 Portfolio – Service Class 2 (Adviser: FMR Co., Inc. (FMRC)).	0.74%	15.16%	5.98%	8.61%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2035 Portfolio – Service Class 2 (Adviser: FMR Co., Inc. (FMRC)).	0.78%	16.42%	7.28%	9.72%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2025)
			1 year	5 year	10 year
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2040 Portfolio – Service Class 2 (Adviser: FMR Co., Inc. (FMRC)).	0.82%	18.44%	8.73%	10.59%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2045 Portfolio – Service Class 2 (Adviser: FMR Co., Inc. (FMRC)).	0.85%	19.53%	9.16%	10.82%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2050 Portfolio – Service Class 2 (Adviser: FMR Co., Inc. (FMRC)).	0.85%	19.50%	9.15%	10.81%
High total return	Franklin Templeton Variable Insurance Products Trust, Franklin Global Real Estate VIP Fund – Class 2 (Adviser: Franklin Templeton Institutional, LLC).	1.25% [i]	7.93%	2.36%	3.03%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Adviser: Franklin Advisers, Inc.).	1.08% [i]	2.52%	1.03%	9.89%
Long-term capital appreciation	Franklin Templeton Variable Insurance Products Trust, Templeton Developing Markets VIP Fund – Class 2 (Adviser: Templeton Asset Management Ltd.).	1.36% [i]	46.27%	5.46%	10.40%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Templeton Foreign VIP Fund – Class 2 (Adviser: Templeton Investment Counsel, LLC).	1.07% [i]	29.19%	8.25%	5.75%
Capital growth	LVIP American Century Capital Appreciation Fund – Standard Class II (Adviser: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.79% [i]	6.72%	5.16%	11.47%
Capital growth by investing in common stocks (Income is a secondary objective)	LVIP American Century Disciplined Core Value Fund – Standard Class II (Adviser: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.71% [i]	14.86%	8.78%	10.39%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2025)
			1 year	5 year	10 year
Capital growth	LVIP American Century International Fund – Standard Class II (Adviser: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.95% [i]	15.98%	1.85%	6.42%
Long-term capital growth (Income is a secondary objective)	LVIP American Century Mid-Cap Value Fund – Standard Class II (Adviser: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.86% [i]	8.99%	8.89%	9.12%
Long-term capital growth	LVIP American Century Ultra® Fund – Standard Class II (Adviser: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.75% [i]	12.84%	11.68%	17.16%
Long-term capital growth (Income is a secondary objective)	LVIP American Century Value Fund – Standard Class II (Adviser: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.71% [i]	16.82%	11.65%	10.23%
Long-term total return using a strategy that seeks to protect against U.S. inflation	LVIP American Century Inflation Protection Fund – Service Class (Adviser: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.71% [i]	6.33%	0.62%	2.61%
Capital appreciation (Achieving current income by investing primarily in equity securities is a secondary objective)	LVIP JPMorgan Mid Cap Value Fund – Standard Class Shares (Adviser: Lincoln Financial Investments Corporation; Sub-Adviser: J.P. Morgan Investment Management Inc.).	0.74%	4.72%	9.63%	8.77%
Capital growth over the long term	LVIP JPMorgan Small Cap Core Fund – Standard Class Shares (Adviser: Lincoln Financial Investments Corporation; Sub-Adviser: J.P. Morgan Investment Management Inc.).	0.77%	10.27%	6.40%	8.95%
Provide high total return from a portfolio of selected equity securities	LVIP JPMorgan U.S. Equity Fund – Standard Class Shares (Adviser: Lincoln Financial Investments Corporation; Sub-Adviser: J.P. Morgan Investment Management Inc.).	0.63%	14.54%	13.69%	14.84%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2025)
			1 year	5 year	10 year
Capital appreciation	MFS® Variable Insurance Trust, MFS® Growth Series – Initial Class Shares (Adviser: Massachusetts Financial Services Company).	0.73% [i]	12.19%	11.10%	15.60%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Research Series – Initial Class Shares (Adviser: Massachusetts Financial Services Company).	0.74% [i]	12.85%	11.15%	12.93%
Total return with an emphasis on current income, but also considering capital appreciation	MFS® Variable Insurance Trust, MFS® Total Return Bond Series – Initial Class Shares (Adviser: Massachusetts Financial Services Company).	0.53% [i]	7.17%	0.15%	2.63%
Total return	MFS® Variable Insurance Trust, MFS® Total Return Series – Initial Class Shares (Adviser: Massachusetts Financial Services Company).	0.61% [i]	11.16%	6.42%	7.63%
Total return	MFS® Variable Insurance Trust, MFS® Utilities Series – Initial Class Shares (Adviser: Massachusetts Financial Services Company).	0.78% [i]	15.01%	7.64%	9.49%
Total return with an emphasis on high current income, but also considering capital appreciation	MFS® Variable Insurance Trust II MFS® Income Portfolio – Initial Class Shares (Adviser: Massachusetts Financial Services Company).	0.67% [i]	7.33%	0.66%	3.58%
Provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Adviser: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.76%	9.03%	3.83%	4.92%
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Moderately Aggressive ETF Portfolio – Class 2 Shares (Formerly Northern Lights Variable Trust, TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares) (Adviser: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.75%	11.65%	5.36%	6.13%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2025)
			1 year	5 year	10 year

Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Moderate ETF Portfolio – Class 2 Shares (Formerly Northern Lights Variable Trust, TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares) (Adviser: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.75%	10.36%	4.74%	5.72%

i  Denotes Fund Portfolio and their investment adviser have entered into temporary expense reimbursements and/or fee waivers. See the prospectus for the Fund Portfolio for further information.
ii  See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Defined Outcome Funds Risks” in the prospectus and the prospectuses for the Funds for a description of the risks associated with investing in the Invesco V.I. S&P 500 Buffer Funds.

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  You may obtain a copy of the Statement of Additional Information, personalized illustrations of death benefits, net cash surrender values and cash values, without charge, by calling 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.

Investment Company Act of 1940 Registration File No. 811-09080
Contract Identifier C000024869

3520 Broadway
Kansas City, Missouri 64111
Kansas City Life’s Century II Variable Product Series is distributed by Sunset Financial Services, Inc., a wholly owned subsidiary of Kansas City Life Insurance Company.

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Flexible Premium Survivorship Variable Universal Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium survivorship variable universal life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  This Statement of Additional Information incorporates terms used in the current prospectus for the Contract. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

Kansas City Life's financial statements and the financial statements for the Variable Account are incorporated into this Statement of Additional Information by reference to the Variable Account’s Form N-VPFS, File No. 811-09080, filed with the SEC on April 28, 2026.

The date of this Statement of Additional Information is May 1, 2026.

KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.
We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.
ADDITIONAL CONTRACT INFORMATION
SPECIALIZED USES OF THE CONTRACT
Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)
INCONTESTABILITY
After the Contract has been in force during the Insured’s lifetime for two years from the Contract Date, we may not contest it unless it lapses.
We will not contest any increase in the Additional Insurance Amount after the increase has been in force during the Insureds’ lifetimes for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.
If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insureds’ lifetimes for two years from the date of the reinstatement application unless the Contract lapses.
SUICIDE EXCLUSION
If either Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Indebtedness.
If either Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.
MISSTATEMENT OF AGE OR SEX
If it is determined that the Age or sex of either Insured as stated in the Contract is not correct, while the Contract is in force and either or both the Insureds are alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

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•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.
If after the death of the last surviving Insured while this Contract is in force, it is determined the Age or sex of either Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).
ASSIGNMENT
You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.
REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.
ADDITIONAL PREMIUM INFORMATION
GENERALLY
Premium payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium payment must be made in order for the Premium to be in “good order.” Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in “good order,” it must be accompanied by all required supporting documentation, in whatever form required.
PREMIUM PAYMENTS
Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premium paid, as discussed in the Prospectus.
PREMIUM PAYMENTS TO PREVENT LAPSE
Failure to pay Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner’s Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

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•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.
•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS
Kansas City Life currently places Insureds into one of the four risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  The available Issue Ages are 20-85 for all rate classes.
•
Non-Tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco or Standard Tobacco.  If an Insured does not qualify as a non-tobacco cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

•
We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been in force for 2 years.

SALE OF THE CONTRACTS
Effective January 1, 2009, the Contract is no longer offered for sale.
We offer the Contracts to the public through Sunset Financial Services, Inc. (“Sunset Financial”).
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial will enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions on behalf of Sunset Financial to Sunset Financial and other non-affiliated broker-dealers who have entered into selling agreements with Sunset Financial for sales of the Contracts.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with broker-dealers who have entered into selling agreements.
Sunset Financial received sales compensation with respect to the variable contracts issued by Kansas City Life through Kansas City Life Variable Life Separate Account in the following amounts during the periods indicated, of which Sunset Financial retained the full amount:
Fiscal Year	Aggregate Amount of Commissions Paid to and Retained by Sunset Financial
2023	$28,190.91
2024	$27,817.84
2025	$28,308.39

As described in the Prospectus for the Contract, we provide sales compensation to other broker-dealers that entered into selling agreements to sell the Contracts through their registered representatives (“selling firms”). In 2025, the selling firm listed below received the largest payment, $422,681.51, with respect to the variable contracts issued by Kansas City Life through Kansas City Life Variable Life Separate Account. Selling firms for which total payments of less than $15,000 were made during each of the last three fiscal years have been omitted.
Selling Firm
Osaic

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OTHER INFORMATION
RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.
We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.
MINIMUM GUARANTEED AND CURRENT INTEREST RATES
We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current interest rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.
For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.
Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)
We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.
REPORTS TO CONTRACT OWNERS
At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.
EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2025 and 2024 and for each of the years in the three-year period ended December 31, 2025; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended; are incorporated into the Statement of Additional Information by refence to the Variable Account’s Form N-VPFS, File No. 811-09080, filed with the SEC on April 28, 2026 in reliance upon the report of Forvis Mazars, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

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LEGAL MATTERS
Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.
ADDITIONAL INFORMATION
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.
FINANCIAL STATEMENTS
The audited statements of assets and liabilities of the subaccounts that comprise the Kansas City Life Variable Life Separate Account as of December 31, 2025 and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the years or periods in the two-year period then ended as well as the Report of Independent Registered Public Accounting Firm are incorporated into the Statement of Additional Information by reference to the Variable Account’s Form N-VPFS, File No. 811-09080, filed with the SEC on April 28, 2026.

The audited consolidated balance sheets as of December 2025 and 2024 and the related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2025 of Kansas City Life Insurance Company, as well as the Independent Auditor’s Report, are incorporated into the Statement of Additional Information by reference to the Variable Account’s Form N-VPFS, File No. 811-08994, filed with the SEC on April 28, 2026. Kansas City Life’s audited consolidated financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Kansas City Life's consolidated financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's consolidated financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s consolidated financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s consolidated financial statements as having an effect on the investment performance of the assets held in the Variable Account.

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PART C
OTHER INFORMATION
Item 30.  Exhibits
(a)  Board of Directors Resolution.
Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)
(b)  Custodian Agreements.
Not Applicable.
(c)  Underwriting Contracts.

(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)

(2)	Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)

(d)  Contracts.

(1)	Specimen Contract Form. (2)

(2)	Contract Split Option Rider. (2)

(3)	Joint First to Die Term Life Insurance Rider. (2)

(4)	Joint Survivorship Four-Year Term Life Insurance Rider. (2)
(e)  Applications.

(1)	Application Form. (1)

(2)	ICC18A196. (13)

(3)	ICC18A197. (13)
(f)  Depositor’s Certificate of Incorporation and By-Laws.

(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)

(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)

(3)	By-Laws of Kansas City Life Insurance Company. (1)

(g)  Reinsurance Contracts. (4)

(h)  Participation Agreements.

(1)	Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

a.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

b.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)
c.	Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (6)

(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)
a.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

b.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)
c.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

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d.	Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (7)
e.	Amendment to Fund Participation Agreement between Kansas City Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC. (11)
(3)	Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)
a.	Amendment to Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)
b.	Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (6)

(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

a.
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

b.
Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (8)

(5)	Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (7)
a.	Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (7)
b.	Administrative Agreement between Federated Securities Corp. and Kansas City Life Insurance Company. (6)
(6)	Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)
a.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)
b.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)
c.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)
d.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (12)
(7)	Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)
a.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (8)

b.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (10)

(8)
Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (6)

(9)	Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
a.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
b.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
c.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

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d.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
(10)	Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)
a.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)
b.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)
c.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (8)

d.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (8)

(11)	Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (9)
(12)
Fund Participation and Service Agreement between Kansas City Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (11)

(13)
Fund Participation Agreement between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Financial Investments Corporation, and Kansas City Life Insurance Company (14)

a.	Administrative Service Agreement between Lincoln Financial Investments Corporation and Kansas City Life Insurance Company (14)
b.	Amendment to Administrative Service Agreement between Lincoln Financial Investments Corporation and Kansas City Life Insurance Company (15)
(14)
Amendment to Fund Participation Agreement between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Financial Investments Corporation, and Kansas City Life Insurance Company (15)

(i)  Administrative Contracts.

Not Applicable.

(j)  Other Material Contracts.
(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (5)
(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (5)

(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (5)

(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (5)
(5)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc. ("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (5)
(6)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (5)
(7)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (6)
(8)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (6)

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(9)	Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (6)
(10)	Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (9)
(11)	Rule 22c-2 Agreement between American Funds Service Company and Kansas City Life Insurance Company dated April 13, 2016. (11)
(12)	Business Agreement between Kansas City Life Insurance Company, Sunset Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. (11)

(13)	Distribution Services Agreement between Lincoln Financial Distributors, Inc., and Kansas City Life Insurance Company (15)
(k)  Legal Opinion.
Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered. (16)
(l)  Actuarial Opinion.
Not Applicable.
(m)  Calculations.
Not Applicable.
(n)  Other Opinions.
(1)	Consent of Eversheds Sutherland (US) LLP. (16)
(2)	Consent of Forvis Mazars, LLP. (16)
(o)  Omitted Financial Statements.
Not Applicable.
(p)  Initial Capital Agreements.
Not Applicable.
(q)  Redeemability Exemption.
Memorandum describing issuance, transfer and redemption procedures. (3)
__________
(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).
(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed on July 15, 1997 (File No. 333-25443).
(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2001 (File No. 333-25443).
(4)  Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2003 (File No. 333-25443).
(5)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).
(6)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).

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(7)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).
(8)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).
(9)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).
(10)  Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).
(11)  Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2016 (File No. 033-89984).
(12)  Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2018 (File No.033-89984).
(13)  Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2022 (File No. 333-150926).
(14) Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2023 (File No. 033-89984).
(15) Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2024 (File No. 033-89984).
(16)  Filed herewith.
Item 31.  Directors and Officers of the Depositor
Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	President, CEO, Vice Chairman of the Board and Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Eileen M. Hutchinson	Director
Octavia Love	Treasurer
David S. Kimmel	Director
Richard W. Seagraves	Director
Jennifer K. Pieper	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel, Secretary and Director
Mark A. Milton	Senior Vice President, Actuary and Director
Stephen E. Ropp	Senior Vice President, Operations
William A. Schalekamp	Director
David A. Laird	Senior Vice President, Finance, CFO and Director
* The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.

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Item 32.  Persons Controlled by or Under Common Control with the Depositor or Registrant
Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by depositor
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor
Grange Life Insurance Company	Ohio	Ownership of all voting securities by depositor
Item 33.  Indemnification
The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:
1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

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2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.
4.  Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.
5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.
6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.
7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.
8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

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9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.
10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.
11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.
12.  To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.
13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.
Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.
Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34.  Principal Underwriter
(a)  Other Activity.
In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Life Insurance Company through Kansas City Life Variable Annuity Separate Account.
(b)  Management.

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The directors and principal officers of Sunset Financial Services, Inc. are as follows:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Vice President and Chief Compliance Officer
Susanna J. Denney	Vice President, Chief Operations Officer
Jennifer K. Pieper	Vice President,Treasurer, and Controller
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	President and Director
David A. Laird	Director
* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)  Compensation from the Registrant.
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$159,330.53	None	N/A	N/A
Item 35.  Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 36.  Management Services
All management contracts are discussed in Part A or Part B.
Item 37.  Fee Representation
Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 32 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 27th day of April, 2026.
Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: ________/s/ Walter E. Bixby______________________________________ Walter E. Bixby, President, CEO, Vice Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: _________/s/ A. Craig Mason Jr._________________ A. Craig Mason Jr., Secretary and Director	By: _______/s/ Walter E. Bixby_______________________________________ Walter E. Bixby, President, CEO, Vice Chairman of the Board and Director
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
Signature	Title	Date

_____/s/ Walter E. Bixby_________ Walter E. Bixby	President, CEO, Vice Chairman of the Board and Director (Principal Executive Officer)	April 27, 2026

____/s /David A. Laird___________ David A. Laird	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 27, 2026

_____/s/ Jennifer K. Pieper________ Jennifer K. Pieper	Vice President and Controller (Principal Accounting Officer)	April 27, 2026

______/s/ R. Philip Bixby__________ R. Philip Bixby	Chairman of the Board and Director	April 27, 2026

_______/s/ A. Craig Mason Jr._______ A. Craig Mason Jr.	Secretary and Director	April 27, 2026

______/s/ Kevin G. Barth___________ Kevin G. Barth	Director	April 27, 2026

_____/s/ William R. Blessing________ William R. Blessing	Director	April 27, 2026

_____/s/ Michael Braude____________ Michael Braude	Director	April 27, 2026

_____/s/ James T. Carr______________ James T. Carr	Director	April 27, 2026

_______/s/ John C. Cozad__________ John C. Cozad	Director	April 27, 2026

______/s/ Howard E. Cohen_________ Howard E. Cohen	Director	April 27, 2026

______________________________ David S. Kimmel	Director	April 27, 2026

_____/s/ Mark A. Milton____________ Mark A. Milton	Director	April 27, 2026

____________________________ William A. Schalekamp	Director	April 27, 2026

____/s/ Richard W. Seagraves_____ Richard W. Seagraves	Director	April 27, 2026

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Exhibit Index
(k) Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered.
(n)(1) Consent of Eversheds Sutherland (US) LLP.
(n)(2) Consent of Forvis Mazars, LLP.

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